SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2003

ePresence, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

000-20364	04-2798394
(Commission File Number)	(I.R.S. Employer Identification No.)

120 Flanders Road
Westboro, Massachusetts 01581
(Address of Principal Executive Offices, Including Zip Code)

(508) 898-1000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 12. Disclosure of Results of Operations and Financial Condition.

On August 5, 2003, ePresence, Inc. announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePRESENCE, INC.

Date: August 5, 2003	/s/ Richard M. Spaulding

Richard M. Spaulding Senior Vice President and Chief Financial Officer, Treasurer and Clerk (Principal Financial and Principal Accounting Officer)

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated August 5, 2003 issued by ePresence, Inc.

Exhibit 99.1

ePRESENCE ANNOUNCES SECOND-QUARTER 2003
FINANCIAL RESULTS

Company Sequentially Increases Revenues and Improves Bottom Line

WESTBORO, Mass., August 5, 2003 – ePresence, Inc. (NASDAQ: EPRE), a market leader in delivering Security and Identity Management (SIM) solutions, today announced financial results for the second quarter ended June 30, 2003. The Company also announced that it has engaged the services of SG Cowen as its financial advisor.

Consolidated revenues for the second quarter of 2003 were $8.3 million, with $4.3 million generated by ePresence’s services business and $4.0 million generated by the Company’s majority-owned subsidiary, Switchboard Incorporated (NASDAQ: SWBD). This compares with consolidated revenues of $11.0 million in the second quarter of 2002, with $9.0 million generated by ePresence’s services business and $2.1 million generated by Switchboard. For the second quarter of 2003, the Company’s consolidated net loss was $(2.1) million, or $(0.09) per share. This compares with a consolidated net loss of $(2.7) million, or $(0.12) per share, for the second quarter of 2002.

As of June 30, 2003, ePresence had a balance of $96.4 million in cash and marketable securities on a consolidated basis, of which $46.1 million was held by ePresence and $50.3 million was held by Switchboard. This compares with a consolidated balance of $102.4 million on March 31, 2003. The sequential decline in consolidated cash and marketable securities was primarily attributable to $3.5 million that Switchboard dispersed to retire debt of $1.8 million and settle an outstanding earnout dispute during the second quarter.

“ePresence increased revenues sequentially, improved its bottom-line results and met the high end of its financial expectations in the second quarter,” said Bill Ferry, chairman and chief executive officer of ePresence. “While we have not seen a substantial improvement in IT spending and competition remains fierce for systems integration projects, our consolidated results reflect growth in demand for our recently launched remote access management services as well as Switchboard’s strong second quarter performance.”

During the second quarter of 2003, ePresence:

  Won a number of new customer engagements, including Cognos and Ventiv.
  Generated repeat business with companies such as ADP, Covance and Connecticut Department of Public Health.
  Strengthened its relationship with IBM to provide consulting and systems integration services incorporating IBM Tivoli security and identity management software in its SIM solutions.
  Broadened its solutions portfolio with the announcement of offerings focused on the Microsoft Identity Integration Server 2003 (MIIS).
  Announced a relationship with Courion® Corporation in which ePresence will provide services incorporating Courion’s Identity Management Suite with its SIM consulting and systems integration services.

Investment Banking Relationship

In response to the continued economic weakness and IT spending slowdown, ePresence’s management team and Board of Directors have been evaluating various strategic alternatives. The Company has engaged SG Cowen to assist in its pursuit of those strategic initiatives.

Outlook

Ferry continued, “While we anticipate that ePresence will continue to face market challenges in the third quarter, we are particularly encouraged by the significant expansion in our pipeline for remote access management services. We will focus on turning this pipeline of business into revenues in the quarters ahead while continuing to tightly manage expenses. At the same time, we will work closely with SG Cowen to identify, evaluate and pursue opportunities to enhance shareholder value.”

ePresence anticipates that consolidated third-quarter 2003 revenues will be in the range of $8.1 million to $8.6 million. For the third quarter of 2003, the Company’s consolidated net loss is expected to be in the range of $(0.06) to $(0.09) per share. ePresence expects to end the third quarter of 2003 with a consolidated balance of cash and marketable securities in the range of $94 to $95 million.

Information regarding Switchboard’s second-quarter financial results and third-quarter 2003 guidance are available in a separate news release issued on July 30, 2003 which can be accessed in the “Investors” section of Switchboard’s Web site, www.switchboard.com.

Conference Call Information

In conjunction with this earnings release, ePresence will host its quarterly conference call for investors at 10:00 a.m. today. Investors interested in listening to the call should either log onto the “Investors” section of ePresence’s web site, located at www.epresence.com, at least 15 minutes prior to the broadcast or dial (719) 457-2653 and use confirmation code 108488. For those unable to listen to the live conference call, there will be a continuous playback of the webcast available from 1:00 p.m. ET today through midnight ET on August 19, 2003. To listen to the playback, please log onto the “Investors” section of the Company’s web site at www.epresence.com.

About ePresence

ePresence, Inc. (NASDAQ: EPRE) is a market leader in delivering Security and Identity Management (SIM) solutions that help companies reduce cost, enhance security, improve customer service and increase revenues. Our highly focused solutions leverage technologies such as enterprise directories, metadirectories, single sign-on and provisioning systems, and have enabled numerous Fortune 1000-class companies to efficiently and securely provide personalized access to digital resources, thus maximizing the ROI of their IT-based initiatives. ePresence is headquartered in Westboro, Massachusetts and can be reached at (800) 222-6926 or online at www.epresence.com.

ePresence and the ePresence logo are servicemarks of ePresence, Inc. in the United States. All other servicemarks, trademarks or logos are marks and logos of their respective owners.

Forward-looking Statements

The Company noted that each of the above statements about the Company’s business and financial outlook, future and strategic plans, operations and performance, including its statements regarding the Company’s third-quarter 2003 financial guidance, the remote access management services pipeline, the statements under "Outlook" and any other statements using the terms “expect,” “anticipate,” “target,” “plan,” “believe,” “will,” and other similar terms and any other statements in this press release which are not historical facts are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and are subject to differ materially from actual results based on various important factors, including, without limitation, the impact of the broad economic slowdown and the uncertainty of current economic conditions which has affected the demand for technology services, lengthened the sales cycles and caused decreased technology spending for many of the Company’s customers and potential customers; the uncertainty of current global political conditions; the impact of the Company’s strategic initiatives to grow its business while controlling costs; the outcome of any strategic alternatives the Company may consider; market acceptance of the ePresence name and the identification of the name with the Company’s Secure Identity Management business; the Company’s ability to enter and manage strategic alliances; the impact of the Company’s termination of international operations; increased competition; acceptance of the Company’s solutions in the marketplace; the success of transitioning the Company to a sales model with greater channel focus; the success of the Company’s marketing efforts; the Company’s ability to attract and retain qualified personnel; the impact of Switchboard’s financial results on the Company’s consolidated results and the volatility of securities markets including fluctuations in the value of the Switchboard securities held by ePresence. For further information on these and other risks, uncertainties, and factors, please review the Company’s Form 10-K for 2002, filed with the SEC on March 28, 2003 as well as the Company’s subsequent filings with the SEC. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made and the Company undertakes no obligation to update these forward-looking statements.

Contact:
Richard Spaulding
ePresence, Inc.
(508) 871-2271

ePresence, Inc.
Consolidated Statements of Operations
(in thousands, except per share amounts)

                                          Three months ended               Six months ended
                                               June 30,                        June 30,
                                         ----------------------         -----------------------
                                           2003         2002              2003         2002
                                         ----------   ---------         ---------   -----------

  Revenues:
     Services                               $4,314      $8,952            $8,485       $19,245
     Switchboard                             3,974       2,068             7,315         4,988
                                         ----------   ---------         ---------   -----------
        Total revenues                       8,288      11,020            15,800        24,233

  Gross profit
     Services                                1,443       3,223             2,364         6,517
     Switchboard                             3,160         956             5,794         2,958
                                         ----------   ---------         ---------   -----------
        Total gross profit                   4,603       4,179             8,158         9,475
         %                                     56%         38%               52%           39%

  Operating expenses:
     Sales and marketing                     2,257       3,855             5,126         8,300
     Product development                     1,121       1,317             2,235         2,822
     General and administrative              3,403       3,646             6,392         7,575
     Restructuring                             (35)          -               (35)        4,000
                                         ----------   ---------         ---------   -----------
        Total operating expenses             6,746       8,818            13,718        22,697
                                         ----------   ---------         ---------   -----------

  Loss from operations                      (2,143)     (4,639)           (5,560)      (13,222)

  Other income, net                             79       2,015               557         3,644
                                         ----------   ---------         ---------   -----------

  Loss before income taxes                  (2,064)     (2,624)           (5,003)       (9,578)

  Provision for income taxes                    12          83                22            95
                                         ----------   ---------         ---------   -----------

  Net loss                                ($2,076)    ($2,707)          ($5,025)      ($9,673)
                                         ==========   =========         =========   ===========

  Basic and diluted net
    loss per common share                  ($0.09)     ($0.12)           ($0.23)       ($0.43)
                                         ==========   =========         =========   ===========

  Basic and diluted weighted average
     number of common shares               22,294      22,231            22,294        22,282
                                         ==========   =========         =========   ===========

  Condensed Consolidated Balance Sheets
  (in thousands)
                                                        June 30,   December 31,
                                                          2003         2002
                                                       ----------   ---------

     ASSETS

     Cash and marketable securities                      $96,460    $105,270
     Accounts receivable, net                              4,705       4,872
     Other current assets                                  2,479       1,875
     Property, equipment and other assets                  3,553       4,402
                                                       ----------   ---------
           Total assets                                 $107,197    $116,419
                                                       ==========   =========

     LIABILITIES AND STOCKHOLDERS' EQUITY

     Current liabilities                                  $9,866     $13,596
     Deferred revenue                                      1,666       1,608
     Other liabilities                                         -       1,124
     Minority interests in consolidated subsidiaries      24,885      24,522
     Stockholders' equity                                 70,780      75,569
                                                       ----------   ---------
        Total liabilities and stockholders equity       $107,197    $116,419
                                                       ==========   =========

ePresence, Inc.
Services Business Statements of Operations
(in thousands, except per share amounts)

                                                      Three months ended                           Six months ended
                                                             June 30,                                    June 30,
                                                ------------------------------              -----------------------------
                                                    2003             2002                        2003            2002
                                                -------------    -------------              -------------   -------------
                                                     (a)              (a)                        (a)             (a)

   Revenues                                         $4,314           $8,952                     $8,485         $19,245

   Gross profit                                      1,443            3,223                      2,364           6,517
             %                                          33%              36%                        28%             34%

   Operating expenses:
        Sales and marketing                          1,572            2,710                      3,599           5,728
        General and administrative                   2,381            2,923                      4,566           6,145
        Restructuring                                    -                -                          -           4,000
                                                -------------    -------------              -------------   -------------
            Total operating expenses                 3,953            5,633                      8,165          15,873
                                                -------------    -------------              -------------   -------------

   Loss from operations                             (2,510)          (2,410)                    (5,801)         (9,356)

   Other income, net                                   161              493                        484           1,049
                                                -------------    -------------              -------------   -------------

   Loss before income taxes                         (2,349)          (1,917)                    (5,317)         (8,307)

   Provision for income taxes                            -               83                         10              95
                                                -------------    -------------              -------------   -------------

   Net loss                                        ($2,349)         ($2,000)                   ($5,327)        ($8,402)
                                                =============    =============              =============   =============

   Basic and diluted net loss per common share      ($0.11)          ($0.09)                    ($0.24)         ($0.38)
                                                =============    =============              =============   =============

   Basic and diluted weighted average number of
        common shares                               22,294           22,231                     22,294          22,282
                                                =============    =============              =============   =============

Services Business Condensed Balance Sheets
(in thousands)

                                                               June 30,        December 31,
                                                                 2003             2002
                                                             -------------    -------------
                                                                 (a)              (a)
        ASSETS

        Cash and marketable securities                            $46,137          $51,407
        Accounts receivable, net                                    2,580            3,314
        Other current assets                                        1,496            1,385
        Property, equipment and other assets                        2,256            2,525
                                                             -------------    -------------
                 Total assets                                     $52,469          $58,631
                                                             =============    =============

        LIABILITIES AND STOCKHOLDERS' EQUITY

        Current liabilities                                        $7,429           $8,494
        Deferred revenue                                            1,133            1,133
        Stockholders' equity                                       43,907           49,004
                                                             -------------    -------------
                 Total liabilities and stockholders' equity       $52,469          $58,631
                                                             =============    =============

   (a)  ePresence Services Business presentation, excludes Switchboard Incorporated.